UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2025

PFIZER INC.

(Exact name of registrant as specified in its charter)

Delaware	1-3619	13-5315170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Hudson Boulevard East
New York, New York	10001-2192
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(212) 733-2323

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 par value	PFE	New York Stock Exchange
1.000% Notes due 2027	PFE/27	New York Stock Exchange
2.875% Notes due 2029	PFE/29	New York Stock Exchange
3.250% Notes due 2032	PFE/32	New York Stock Exchange
3.875% Notes due 2037	PFE/37A	New York Stock Exchange
4.250% Notes due 2045	PFE/45	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On November 21, 2025, Pfizer Inc. (the “Company”) completed a public offering of $500,000,000 aggregate principal amount of Floating Rate Notes due 2027 (the “Floating Rate Notes”), $1,000,000,000 aggregate principal amount of 3.875% Notes due 2027 (the “2027 Notes”), $1,000,000,000 aggregate principal amount of 4.200% Notes due 2030 (the “2030 Notes”), $1,250,000,000 aggregate principal amount of 4.500% Notes due 2032 (the “2032 Notes”), $1,250,000,000 aggregate principal amount of 4.875% Notes due 2035 (the “2035 Notes”), $500,000,000 aggregate principal amount of 5.600% Notes due 2055 (the “2055 Notes”) and $500,000,000 aggregate principal amount of 5.700% Notes due 2065 (the “2065 Notes” and, together with the Floating Rate Notes, the 2027 Notes, the 2030 Notes, the 2032 Notes, the 2035 Notes and the 2055 Notes, the “Notes”).

The offering of the Notes was made pursuant to the shelf registration statement on Form S-3 (Registration No. 333-277323) of the Company, Pfizer Investment Enterprises Pte. Ltd. and Pfizer Netherlands International Finance B.V., originally filed with the Securities and Exchange Commission (the “Commission”) on February 23, 2024, as amended by the Post-Effective Amendment No. 1 thereto, filed with the Commission on May 13, 2025.

The Notes were issued pursuant to an indenture (the “Base Indenture”), dated as of September 7, 2018, between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by the sixth supplemental indenture (the “Sixth Supplemental Indenture” and, the Base Indenture as supplemented by the Sixth Supplemental Indenture, the “Indenture”), dated as of November 21, 2025, between the Company and the Trustee.

The Sixth Supplemental Indenture is filed herewith as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference. Each of the form of Floating Rate Notes, the form of 2027 Notes, the form of 2030 Notes, the form of 2032 Notes, the form of 2035 Notes, the form of 2055 Notes and the form of 2065 Notes are filed herewith as Exhibit 4.3, Exhibit 4.4, Exhibit 4.5, Exhibit 4.6, Exhibit 4.7, Exhibit 4.8 and Exhibit 4.9 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

In connection with the offering of the Notes, the Company entered into an underwriting agreement (the “Underwriting Agreement”) and related pricing agreement (the “Pricing Agreement”), each dated November 18, 2025, with Citigroup Global Markets Inc., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC and Mizuho Securities USA LLC, as representatives of the several underwriters listed on Schedule I to the Pricing Agreement.

The Underwriting Agreement and the Pricing Agreement are filed herewith as Exhibit 1.1 and Exhibit 1.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

In addition, in connection with the offering of the Notes, the Company is filing a legal opinion regarding the validity of the Notes, which is filed herewith as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

1.1	Underwriting Agreement, dated November 18, 2025.

1.2	Pricing Agreement, dated November 18, 2025.

4.1	Indenture, dated as of September 7, 2018 (incorporated by reference from the Company’s Current Report on Form 8-K filed on September 7, 2018).

4.2	Sixth Supplemental Indenture, dated as of November 21, 2025, between Pfizer Inc. and The Bank of New York Mellon, as trustee.

4.3	Form of Floating Rate Notes due 2027 (included in Exhibit 4.2).

4.4	Form of 3.875% Notes due 2027 (included in Exhibit 4.2).

4.5	Form of 4.200% Notes due 2030 (included in Exhibit 4.2).

4.6	Form of 4.500% Notes due 2032 (included in Exhibit 4.2).

4.7	Form of 4.875% Notes due 2035 (included in Exhibit 4.2).

4.8	Form of 5.600% Notes due 2055 (included in Exhibit 4.2).

4.9	Form of 5.700% Notes due 2065 (included in Exhibit 4.2).

5.1	Opinion of Margaret M. Madden, Senior Vice President and Corporate Secretary, Chief Governance Counsel of the Company.

23.1	Consent of Margaret M. Madden, Senior Vice President and Corporate Secretary, Chief Governance Counsel of the Company (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFIZER INC.

	By:	/s/ Margaret M. Madden
Margaret M. Madden
Senior Vice President and Corporate Secretary,
Chief Governance Counsel

Dated: November 21, 2025